PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA INTERNATIONAL VALUE FUND
Investor Class PZVNX
Institutional Class PZINX

Supplement dated December 7, 2021 to the Prospectus and Statement of Additional Information (“SAI”) dated June 28, 2021

Effective January 1, 2022, Mr. John Goetz will no longer serve as a portfolio manager to the Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”). Thereafter, please disregard all references to Mr. John Goetz in the Prospectus and SAI for the Emerging Markets Fund. Mr. John Goetz will continue in his capacity as Co-Chief Investment Officer for Pzena Investment Management, LLC and as a portfolio manager to the Pzena International Value Fund.

Please retain this Supplement for future reference.